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                        BROWN ADVISORY OPPORTUNITY FUND
                             INSTITUTIONAL SHARES
                                   A SHARES

    SUPPLEMENT DATED AUGUST 10, 2007 TO PROSPECTUS DATED OCTOBER 1, 2006 AS
                          SUPPLEMENTED APRIL 2, 2007

On page 59 and 60 of the Prospectus, the section captioned "Portfolio Managers
- Brown Advisory Opportunity Fund," is replaced with the following:

BROWN ADVISORY OPPORTUNITY FUND An investment team has managed the Fund since its inception in December 2005. Mr. David B. Powell is the team's Chairman and works with the team on developing and executing the Fund's investment program. Mr. Powell retains sole decision-making authority over the day-to-day management of the Fund's assets:

   DAVID B. POWELL, CFA has been the Portfolio Manager for the Fund since January 2007, and an Equity Research Analyst at Brown researching investment opportunities in the industrial and energy sectors for Brown's growth and value strategies since 1999. Before joining the firm in 1999, he worked in investor relations at T. Rowe Price. Mr. Powell graduated with a B.A. from Bowdoin College in 1997.

Other senior members of the Fund's team include:

   PAUL J. CHEW, CFA has been a member of Brown's senior management and Director of Equity Research since 1999. Mr. Chew is a Contributing Research Analyst for the Fund and serves as the Advisor's technology analyst. He is also member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he worked in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

   DORON S. EISENBERG, CFA has been an Equity Research Analyst at Brown researching investment opportunities in the technology sector for Brown's growth and value strategies since 2002. He is also a Contributing Research Analyst for the Fund. Prior to joining Brown in 2002, he worked in New York at Slattery Skanska, Inc. as an Equity Analyst and at Carret & Company as an Engineering Project Analyst from 1995 to 2000. Mr. Eisenberg graduated magna cum laude with a B.S. in Civil Engineering from Tufts University in 1995. He received his M.B.A. from Columbia Business School in 2002, with a concentration in finance and economics.

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